UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December	31

Date of reporting period:	December	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Income Securities Trust

Annual Report
12.31.06

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 9

Notes to financial
statements
page 2 4

Trustees and officers
page 4 1

For more information
page 4 8

CEO corner

To Our Shareholders,
The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks a high level of current income consistent with prudent investment risk by investing at least 80% of its assets in a diversified portfolio of income securities.

Over the last twelve months

► Bonds overcame rising interest rates to post solid gains in 2006 as the economy decelerated in the second half of the year.

► High-yield corporate bonds were far and away the best performers, while Treasury securities lagged.

► The Fund outperformed thanks to overweights in high-yield corporate bonds and mortgage-backed securities.

Top 10 issuers
Federal National Mortgage Assn.	27.7%	Bank of America	2.0%

Federal Home Loan Mortgage Corp.	5.8%	U.S. Treasury Bonds/Notes	1.9%

Countrywide Home Loan	3.8%	Crown Castle Int’l Corp.	1.7%

JPMorgan Chase	3.6%	Residential Asset Mortgage

Goldman Sachs Group	2.5%	Products, Inc.	1.5%

Bear Stearns Cos. Inc.	2.2%

As a percentage of net assets plus value of preferred shares on December 31, 2006.

Managers’ report

John Hancock
Income Securities Trust

The U.S. bond market posted positive returns in 2006, overcoming a modest rise in interest rates. The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of bond market performance, posted its seventh consecutive calendar year of positive performance.

The environment for bonds shifted markedly during the year. The first half of 2006 was a challenging period for bonds — economic growth was stronger than expected, inflation spiked higher in the spring and the Federal Reserve raised short-term interest rates for the 17th time in two years. In this environment, bonds declined in value as interest rates rose sharply.

Over the last six months, however, bonds staged a healthy rebound thanks to slowing economic growth, most notably in the slumping housing market, and moderating inflation, which largely reflected a decline in energy prices. The weaker economic environment led the Fed to hold short-term interest rates steady throughout the last half of 2006.

Bond yields finished the year slightly higher than where they started. Despite the significant yield fluctuations during the year, the yield curve remained “inverted” —  meaning short-term bond yields were higher than the yields of longer-term bonds — throughout 2006.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Continental Airlines	▲	Bonds backed by jets benefited from improving fundamentals and potential consolidation in the airline industry
Ford Motor Credit	▲	Sale of a majority stake in GMAC led investors to boost valuations in the auto finance industry
Sprint	▼	Competitive pressures weighed on telecom bonds in the first half of the year

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Barry H. Evans, CFA, Jeffrey N. Given, CFA, and Howard C. Greene, CFA

From a sector perspective, every segment of the bond market gained ground during the year, but high-yield corporate bonds were by far the top performers. Strong balance sheets, a lack of credit defaults and increasing demand for yield led to double-digit gains  for high yield bonds. Among investment-grade sectors, mortgage-backed securities posted the best returns, while Treasury bonds lagged.

“Over the last six months,

however, bonds staged a healthy

rebound thanks to slowing

economic growth, most notably

in the slumping housing market,

and moderating inflation, which

largely reflected a decline in

energy prices.”

Fund performance

For the year ended December 31, 2006, John Hancock Income Securities Trust produced a total return of 6.24% at net asset value (NAV) and 15.15% at market value. The Fund’s NAV return and its market performance differ because the market  share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average closed-end intermediate-term bond fund returned 6.58%, according to Morningstar, Inc., and the Lehman Brothers Government/Credit Bond Index returned 3.78% .

The Fund outperformed its benchmark index largely because of overweight positions in mortgage-backed securities and high-yield corporate bonds. However, though we were overweight in high yield bonds relative to the index, we had a slightly lower weighting than our Morningstar peer group average. Consequently, the Fund modestly lagged the average return of its peer group.

Income Securities Trust   3

Sector allocation paid off

In 2006, we substantially increased our holdings of mortgage-backed securities, which became the largest sector weighting in the portfolio. This positioning boosted portfolio performance for the year as mortgage-backed bonds outperformed. In addition to the increase in residential mortgage-backed securities, we added to our position in commercial mortgage-backed securities. With high credit ratings, intermediate maturities and attractive yields, these bonds provided a way to add yield in a defensive manner.

Reducing our Treasury bond holdings substantially during the year also added value as these bonds underperformed. By the end of 2006, Treasury securities comprised the smallest sector weighting in the portfolio.

High yield bonds contributed strong results

Another positive factor was our overweight in high-yield corporate bonds, the top performers in the bond market in 2006. Although we trimmed our overall exposure to corporate securities, we sold mostly higher-quality securities while increasing our high yield position. By the end of the year, high yield bonds made up half of the portfolio’s corporate bond holdings, up from a third at the beginning of the year.

Much of the increase in our high yield bond position resulted from finding specific securities that we found to be attractively valued. However, greater high yield exposure had the added benefit of helping protect the portfolio against the risk of leveraged buyouts (LBOs), which typically hurt bond-holders. Private equity firms are hesitant to pursue debt-financed acquisitions of companies that already have a significant amount of debt, as most below investment-grade companies do.

SECTOR DISTRIBUTION[1]
Government —
U.S. agency	34%
Mortgage bonds	23%
Financials	13%
Utilities	7%
Consumer discretionary	7%
Telecommunication
services	4%
Materials	4%
Industrials	3%
Energy	2%
Government — U.S.	2%
Health care	1%

Another way we protected against LBO risk was to focus on specific segments of the corporate bond market that are not suited to these types of transactions. We continued to emphasize bonds issued by utilities, banks and finance-related companies, which are generally reluctant to take on additional leverage because they need to protect the quality of their balance sheets as an ongoing requirement of their businesses.

A new maturity structure

The economy reached an inflection point in 2006, peaking in the first half of the year and then gradually slowing over the last

4   Income Securities Trust

six months. Consequently, we positioned the portfolio to benefit from a return to a “normal” relationship between short- and long-term bond yields — that is, longer-term bonds offering higher yields than short-term securities. This strategy involved reducing our holdings of long-term and short-term bonds and shifting the proceeds into intermediate-maturity bonds.

“The Fund outperformed its

benchmark index, largely

because of overweight positions

in mortgage-backed securities

and high-yield corporate bonds.”

This positioning tends to perform best when short- and long-term bond yields diverge, something that often occurs when economic growth slows and the market begins to price in expectations of one or more interest rate cuts by the Federal Reserve. Although  this did not happen in 2006, we expect the inverted yield curve to unwind at some point in the not-too-distant future. Since 1980, the yield curve has inverted six times and the average length of time for each inversion was seven months. The current inversion has lasted for just over a year.

Outlook

We expect the Federal Reserve to remain on hold for the next three to six months. We think the Fed’s next move will be an interest rate cut, but not until the second half of 2007. The timing will depend on how long it takes the weakness in the housing market to filter through to the rest of the economy.

Although yield spreads between Treasury and corporate bonds are near historically narrow levels, we are cautiously optimistic that corporate bonds — especially the high yield segment — will continue to outperform in a relatively stable interest rate environment. However, we also think that individual security selection will become increasingly important.

This commentary reflects the views of the managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund’s portfolio on December 31, 2006.

Income Securities Trust   5

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule is divided into five main categories: bonds, preferred stocks, tranche loans, U.S. government and agencies securities and short-term investments. Bonds, preferred stocks, tranche loans and U.S. government and agencies securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Bonds 91.74%					$157,493,608

(Cost $156,911,806)
Advertising 0.28%					479,375

R.H. Donnelley Corp.,
Sr Disc Note Ser A-1	6.875%	01-15-13	B	$200	191,750
Sr Disc Note Ser A-2	6.875	01-15-13	B	300	287,625
Airlines 0.55%					948,039

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1 Class A	6.545	02-02-19	A–	372	384,925
Pass Thru Ctf Ser 2000-2 Class B (L)	8.307	10-02-19	BB–	406	419,952
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	B+	144	143,162
Apparel, Accessories & Luxury Goods 0.13%					223,850

Hanesbrands, Inc.,
Sr Note (P)(S)	8.735	12-15-14	B–	220	223,850
Auto Parts & Equipment 0.11%					195,000

Avis Budget Car Rental LLC,
Sr Note (S)	7.625	05-15-14	BB–	200	195,000
Broadcasting & Cable TV 0.85%					1,463,288

Comcast Corp.,
Gtd Note	5.900	03-15-16	BBB+	450	451,283

Cox Communications, Inc.,
Note (S)	5.875	12-01-16	BBB–	495	491,489

Nexstar Finance, Inc.,
Sr Sub Note	7.000	01-15-14	CCC+	340	319,600

Rogers Cable, Inc.,
Sr Sec Note (Canada)	6.750	03-15-15	BB+	195	200,916
Casinos & Gaming 2.81%					4,816,267

Chukchansi Economic Development Auth,
Sr Note (S)	8.000	11-15-13	BB–	460	477,825

Jacobs Entertainment, Inc.,
Gtd Sr Note (S)	9.750	06-15-14	B–	500	507,500

Little Traverse Bay Bands of Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	495	497,475

See notes to financial statements

6   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Casinos & Gaming (continued)

Mashantucket West Pequot,
Bond (S)	5.912%	09-01-21	BBB–	$285	$272,554

MTR Gaming Group, Inc.,
Gtd Sr Sub Note Ser B	9.000	06-01-12	B–	105	107,625

Pokagon Gaming Auth,
Sr Note (S)	10.375	06-15-14	B	175	191,625

Seminole Tribe of Florida,
Bond (S)	6.535	10-01-20	BBB–	650	634,998

Turning Stone Casino Resort Enterprise,
Sr Note (S)	9.125	09-15-14	B+	1,540	1,574,650

Waterford Gaming LLC,
Sr Note (S)	8.625	09-15-12	BB–	522	552,015
Commodity Chemicals 0.30%					509,375

Lyondell Chemical Co.,
Gtd Sr Sub Note	10.875	05-01-09	B	500	509,375
Construction & Farm Machinery & Heavy Trucks 0.29%					505,000

Manitowoc Co., Inc. (The),
Gtd Sr Note	7.125	11-01-13	BB–	500	505,000
Construction & Engineering 0.20%					340,306

Owens Corning, Inc.,
Sr Note (S)	6.500	12-01-16	BBB–	335	340,306
Consumer Finance 3.88%					6,666,692

American Express Co.,
Sub Deb	6.800	09-01-66	A	545	581,154

Capital One Capital III,
Gtd Jr Sub Note	7.686	08-15-36	BB+	855	968,338

CIT Group, Inc.,
Note	5.850	09-15-16	A	460	466,754

Ford Motor Credit Co.,
Note	7.375	10-28-09	BBB–	1,625	1,628,461
Sr Note	9.875	08-10-11	B	295	315,510
Sr Note	8.000	12-15-16	B	140	138,341

General Motors Acceptance Corp.,
Note	6.750	12-01-14	BB	550	564,923
Sr Note	6.000	12-15-11	BB+	465	462,977

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15
then variable)	5.911	11-30-35	BBB+	800	803,957

Nelnet, Inc.,
Note	7.400	09-29-36	BBB–	715	736,277
Department Stores 0.41%					710,208

Penney J.C. Co., Inc.,
Deb	8.125	04-01-27	BB+	215	221,075
Deb	7.650	08-15-16	BBB–	445	489,133

See notes to financial statements

Income Securities Trust    7

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Diversified Banks 3.09%					$5,301,379

Banco Mercantil del Norte SA,
Sub Note (Mexico) (S)	6.862%	10-13-21	Baa2	$435	439,685

Bank of New York,
Cap Security (S)	7.780	12-01-26	A–	650	675,872

Barclays Bank Plc,
Perpetual Bond (6.860% to 06-15-32
then variable) (United Kingdom) (S)	6.860	09-29-49	A+	1,655	1,794,866

Chuo Mitsui Trust & Banking Co., Ltd.,
Perpetual Sub Note (5.506% to
04-15-15 then variable) (Japan) (S)	5.506	12-01-49	Baa1	940	897,831

Lloyds TSB Group Plc,
Bond (United Kingdom) (S)	6.267	11-14-49	A	730	729,972

Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 09-30-31
then variable) (United Kingdom)	7.648	08-29-49	A	650	763,153
Diversified Chemicals 1.55%					2,668,689

Mosaic Co. (The),
Sr Note (S)	7.625	12-01-16	BB–	290	300,513
Sr Note (S)	7.375	12-01-14	BB–	290	297,613

NOVA Chemicals Corp.
Med Term Note (Canada)	7.400	04-01-09	BB+	2,045	2,070,563
Diversified Commercial & Professional Services 0.46%					784,919

Hutchison Whampoa International Ltd.,
Gtd Sr Note (Cayman Islands) (S)	6.500	02-13-13	A–	750	784,919
Diversified Financial Services 0.87%					1,497,202

SMFG Preferred Capital Ltd.,
Bond (Cayman Islands) (S)	6.078	01-25-49	BBB	590	583,197

St. George Funding Co.,
Perpetual Bond (8.485% to 06-30-17
then variable) (Australia) (S)	8.485	12-31-49	Baa1	870	914,005
Diversified Metals & Mining 0.29%					503,625

Vedanta Resources Plc,
Sr Note (United Kingdom) (S)	6.625	02-22-10	BB+	510	503,625
Electric Utilities 6.82%					11,700,601

Abu Dhabi National Energy Co.,
Bond (United Arab Emirates) (S)	6.500	10-27-36	A+	935	964,386

AES Eastern Energy LP,
Pass Thru Ctf Ser 1999-A	9.000	01-02-17	BB+	1,049	1,174,799

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	513	576,094

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BB+	700	798,791

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	370	362,858

FPL Group Capital, Inc.,
Jr Sec Sub Note	6.350	10-01-66	BBB+	535	542,376

See notes to financial statements

8   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electric Utilities (continued)

HQI Transelect Chile SA,
Sr Note (Chile)	7.875%	04-15-11	A–	$1,230	$1,305,540

Indiantown Cogeneration LP,
1st Mtg Note Ser A-9	9.260	12-15-10	BB+	378	396,146

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	BB–	325	353,438

Monterrey Power SA de CV,
Sr Sec Bond (Mexico) (S)	9.625	11-15-09	BBB	514	568,326

Pepco Holdings, Inc.,
Note	6.450	08-15-12	BBB	565	585,776

PNPP II Funding Corp.,
Deb	9.120	05-30-16	BB+	481	542,284

System Energy Resources, Inc.,
Sec Bond (S)	5.129	01-15-14	BBB	810	790,901

TransAlta Corp.,
Note (Canada)	5.750	12-15-13	BBB–	1,000	996,683

TXU Corp.,
Sec Bond	7.460	01-01-15	BBB	593	601,877

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	1,132	1,140,326
Electrical Components & Equipment 0.72%					1,234,013

Freescale Semiconductor, Inc.,
Sr Note (S)	8.875	12-15-14	B	1,000	996,250

NXP BV/NXP Funding LLC,
Sr Sec Bond (Netherlands) (S)	7.875	10-15-14	BB+	230	237,763
Electronic Equipment Manufacturers 0.47%					813,824

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB–	775	813,824
Gas Utilities 1.40%					2,399,772

Energy Transfer Partners LP,
Gtd Sr Note (G)	5.950	02-01-15	BBB–	1,210	1,216,861
Sr Note	6.625	10-15-36	Baa3	375	386,125

KN Capital Trust I,
Gtd Cap Security Ser B	8.560	04-15-27	BB+	240	239,832

Southern Union Co.,
Jr Sub Bond	7.200	11-01-66	BB	565	556,954
Health Care Facilities 0.51%					882,313

Manor Care, Inc.,
Gtd Note	6.250	05-01-13	BBB	875	882,313
Health Care Services 0.59%					1,015,974

Alliance Imaging, Inc.,
Sr Sub Note (L)	7.250	12-15-12	B–	440	418,000

WellPoint, Inc.,
Bond	5.250	01-15-16	BBB+	610	597,974

See notes to financial statements

Income Securities Trust    9

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Hotels, Resorts & Cruise Lines 0.90%					$1,546,804

Hyatt Equities LLC,
Note (S)	6.875%	06-15-07	BBB	$1,060	1,064,404

Travelport, Inc.
Sr Note (S)	9.875	09-01-14	B–	480	482,400
Industrial Machinery 1.29%					2,212,801

Kennametal, Inc.,
Sr Note	7.200	06-15-12	BBB	1,405	1,479,583

Trinity Industries, Inc.,
Pass Thru Ctf (S)	7.755	02-15-09	Ba1	719	733,218
Integrated Oil & Gas 1.15%					1,974,529

Pemex Project Funding Master Trust,
Gtd Note	9.125	10-13-10	BBB	615	689,723

Petro-Canada,
Deb (Canada)	9.250	10-15-21	BBB	1,000	1,284,806
Integrated Telecommunication Services 2.59%					4,445,702

Bellsouth Corp.,
Deb	6.300	12-15-15	A	999	1,021,294

Embarq Corp.,
Sr Note	7.082	06-01-16	BBB–	620	631,172

Qwest Capital Funding, Inc.,
Gtd Note	7.000	08-03-09	B	1,000	1,017,500

Sprint Capital Corp.,
Gtd Sr Note	6.900	05-01-19	BBB+	1,000	1,031,036

Telefonos de Mexico SA de CV,
Note (Mexico)	5.500	01-27-15	BBB	765	744,700
Investment Banking & Brokerage 0.90%					1,536,345

Goldman Sachs Group, Inc.,
Sub Note	6.450	05-01-36	A+	715	743,895

Mizuho Financial Group Cayman Ltd.,
Gtd Sub Bond (Cayman Islands)	8.375	12-29-49	A2	750	792,450
IT Consulting & Other Services 0.23%					399,974

NCR Corp.,
Note	7.125	06-15-09	BBB–	390	399,974
Leisure Facilities 0.23%					391,463

AMC Entertainment, Inc.,
Sr Sub Note	9.500	02-01-11	CCC+	390	391,463
Life & Health Insurance 0.59%					1,004,658

Phoenix Cos., Inc. (The),
Bond	6.675	02-16-08	BBB	510	514,402

Provident Financing Trust I,
Gtd Cap Security (L)	7.405	03-15-38	B+	485	490,256
Managed Health Care 0.31%					532,500

HealthSouth Corp.,
Sr Note (P)(S)	11.354	06-15-14	CCC+	500	532,500

See notes to financial statements

10   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Marine 0.63%					$1,079,475

CMA CGM SA,
Sr Note (France) (S)	7.250%	02-01-13	BB+	$700	682,500

Navios Maritime Holdings,
Sr Note (Marshall Islands) (S)	9.500	12-15-14	B	395	396,975
Metal & Glass Containers 0.30%					516,875

Owens-Brockway Glass Container, Inc.,
Gtd Sr Note	8.250	05-15-13	B	500	516,875
Movies & Entertainment 0.49%					838,019

Cinemark, Inc.,
Sr Disc Note (P)	9.750	03-15-14	CCC+	245	210,394

Time Warner, Inc.,
Gtd Deb	6.500	11-15-36	BBB+	365	363,294
Note	5.875	11-15-16	BBB+	265	264,331
Multi-Line Insurance 1.05%					1,803,224

Genworth Financial, Inc.,
Jr Sub Bond	6.150	11-15-66	BBB+	430	429,394

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	BBB	395	405,575

Liberty Mutual Group,
Bond (S)	7.500	08-15-36	BBB	885	968,255
Multi-Media 0.76%					1,310,679

Idearc, Inc.,
Sr Note (S)	8.000	11-15-16	B+	170	172,550

News America Holdings,
Gtd Sr Deb	7.750	01-20-24	BBB	1,020	1,138,129
Multi-Utilities 1.55%					2,659,830

CalEnergy Co., Inc.,
Sr Bond	8.480	09-15-28	BBB+	550	701,122

Dynegy-Roseton Danskamme,
Gtd Pass Thru Ctf Ser B	7.670	11-08-16	B	500	518,125

Salton Sea Funding Corp.,
Sr Sec Note Ser C	7.840	05-30-10	BB+	1,405	1,440,583
Office Services & Supplies 0.41%					700,150

Xerox Corp.,
Sr Note	6.750	02-01-17	BB+	670	700,150
Oil & Gas Drilling 0.18%					315,742

Delek & Avner-Yam Tethys Ltd.,
Sr Sec Note (Israel) (S)	5.326	08-01-13	BBB–	324	315,742
Oil & Gas Exploration & Production 0.23%					394,053

Kerr-McGee Corp.,
Gtd Sec Note	6.950	07-01-24	BBB–	370	394,053

See notes to financial statements

Income Securities Trust   11

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Oil & Gas Refining & Marketing 0.75%					$1,289,954

Enterprise Products Operations LP,
Gtd Sr Note Ser B	5.600%	10-15-14	BB+	$1,000	982,132

Premcor Refining Group, Inc.,
Sr Note	9.500	02-01-13	BBB–	285	307,822
Oil & Gas Storage & Transportation 1.11%					1,899,330

MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.,
Sr Note (S)	8.500	07-15-16	B	545	566,800

ONEOK Partners LP,
Note	6.650	10-01-36	BBB	505	516,530

Williams Partners LP,
Bond (S)	7.250	02-01-17	BB–	800	816,000
Paper Packaging 1.18%					2,027,656

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	750	795,000

Stone Container Corp.,
Sr Note	9.750	02-01-11	CCC+	245	252,656
Sr Note	8.375	07-01-12	CCC+	1,000	980,000
Paper Products 1.08%					1,861,750

Graphic Packaging International Corp.,
Sr Note	8.500	08-15-11	B–	445	460,575

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	365	358,675

Verso Paper Holdings LLC,
Sr Sec Note (S)	9.125	08-01-14	B+	1,000	1,042,500
Property & Casualty Insurance 0.47%					800,704

Ohio Casualty Corp.,
Note	7.300	06-15-14	BB	750	800,704
Real Estate Management & Development 1.98%					3,391,044

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	175	189,800

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	360	361,726

HRPT Properties Trust,
Sr Note	5.750	11-01-15	BBB	780	779,178

Post Apartment Homes,
Sr Note	5.125	10-12-11	BBB	870	848,265

Shimao Property Holding Ltd.,
Gtd Sr Note (Cayman Islands) (S)	8.000	12-01-16	BB+	940	956,450

Ventas Realty LP/Capital Corp.,
Sr Note	6.625	10-15-14	BB	250	255,625
Regional Banks 2.61%					4,476,195

Colonial Capital II,
Gtd Cap Sec Ser A	8.920	01-15-27	BB	1,085	1,135,371

First Chicago NDB Institutional Capital,
Gtd Cap Bond Ser A (S)	7.950	12-01-26	A1	500	520,355

See notes to financial statements

12   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Regional Banks (continued)

NB Capital Trust IV,
Gtd Cap Security	8.250%	04-15-27	A	$1,170	$1,221,182

Sovereign Capital Trust VI,
Gtd Note	7.908	06-13-36	BB+	480	539,902

Suntrust Capital VIII,
Gtd Bond (6.100% to 12-15-36
then variable)	6.100	12-01-66	A–	545	530,137

Wells Fargo Capital X,
Gtd Sub Note	5.950	12-15-36	A+	540	529,248
Soft Drinks 0.60%					1,037,500

Panamerican Beverages, Inc.,
Sr Note (Panama)	7.250	07-01-09	BBB	1,000	1,037,500
Specialized Finance 3.00%					5,153,447

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144	05-01-21	BB	750	819,503

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	7.174	02-15-12	Baa3	500	506,887

Drummond Co., Inc.,
Sr Note (L)(S)	7.375	02-15-16	BB–	500	490,000

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	BB	956	981,123

Graftech Finance, Inc.
Gtd Sr Note	10.250	02-15-12	B–	705	742,894

JP Morgan Chase Capital,
Jr Sub Note Ser T	6.550	09-29-36	A–	790	815,760

USB Realty Corp.,
Perpetual Bond (6.091% to 01-15-12
then variable) (S)	6.091	12-22-49	A	800	797,280
Steel 0.95%					1,630,533

Metallurg Holdings, Inc.,
Sr Sec Note (G)(S)	10.500	10-01-10	B–	615	627,300

Reliance Steel & Aluminum Co.,
Gtd Note (S)	6.850	11-15-36	BBB–	585	572,583

WCI Steel Acquisition, Inc.,
Sr Sec Note (G)	8.000	05-01-16	B+	435	430,650
Thrifts & Mortgage Finance 34.40%					59,055,957

Banc of America Commercial Mortgage, Inc.,
Mtg Pass Thru Ctf Ser 2005-6
Class A4 (P)	5.181	09-10-47	AAA	940	934,044
Mtg Pass Thru Ctf Ser 2006-4
Class A3A	5.600	07-10-46	AAA	1,250	1,269,538

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B
Class 6A1 (P)	5.889	03-20-36	AAA	1,101	1,107,263
Mtg Pass Thru Ctf Ser 2006-D
Class 6B2 (P)	5.967	05-20-36	AA	1,829	1,814,782

See notes to financial statements

Income Securities Trust   13

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Bear Stearns Adjustable Rate
Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B2 (P)	4.913%	03-25-35	AA+	$852	$834,225

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2005-3
Class B2 (P)	5.320	04-25-35	AA+	598	591,072
Mtg Pass Thru Ctf Ser 2006-1
Class 23A1 (P)	5.636	02-25-36	AAA	1,027	1,026,614
Mtg Pass Thru Ctf Ser 2006-4 Class 3B1	6.342	07-25-36	AA	2,529	2,563,418

Bear Stearns Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2006-PW14
Class D (P)	5.412	12-01-38	A	655	646,096

Chaseflex Trust,
Mtg Pass Thru Ctf Ser 2005-2 Class 4A1	5.000	05-25-20	AAA	1,075	1,048,670

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-10
Class 1A5A (P)	5.874	12-25-35	AAA	906	910,411
Mtg Pass Thru Ctf Ser 2005-5 Class 2A3	5.000	08-25-35	AAA	639	625,353

Citigroup/Deutsche Bank Commercial
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2005-CD1
Class A4 (P)	5.226	07-15-44	AAA	620	618,582
Mtg Pass Thru Ctf Ser 2005-CD1
Class C (P)	5.226	07-15-44	AA	295	291,640

ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5	8.100	08-15-25	AAA	111	114,262

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2004-24CB
Class 1A1	6.000	11-25-34	AAA	718	718,562
Mtg Pass Thru Ctf Ser 2005-6 Class 2A1	5.500	04-25-35	Aaa	592	577,022
Mtg Pass Thru Ctf Ser 2005-J1 Class 3A1	6.500	08-25-32	AAA	455	459,534
Mtg Pass Thru Ctf Ser 2006-11CB
Class 3A1	6.500	05-25-36	Aaa	4,037	4,078,762

Countrywide Home Loans Servicing LP,
Mtg Pass Thru Ctf Ser 2005-21 Class A1	5.500	10-25-35	Aaa	4,047	3,997,895

Crown Castle Towers LLC,
Mtg Pass Thru Ctf Ser 2006-1A Class G	6.795	11-15-36	Ba2	3,000	2,995,535

DB Master Finance LLC,
Mtg Pass Thru Ser 2006-1-M1 (S)	8.285	06-20-31	BB	340	345,752

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.228	12-25-34	AA	490	484,484
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (G)(P)	6.215	05-25-36	AA	1,550	1,562,443

See notes to financial statements

14   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (S)	5.093%	12-15-14	Baa2	$495	$488,877
Sub Bond Ser 2006-1 Class E (S)	6.495	02-15-36	Baa3	460	466,278

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)(P)	4.621	08-25-34	AA	1,231	1,211,992
Mtg Pass Thru Ctf Ser 2006-4F
Class 6A1	6.500	05-25-36	AAA	4,537	4,615,371

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	462	459,081
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.386	05-25-35	AA	522	518,870
Mtg Pass Thru Ctf Ser 2006-AR19
Class 1B1 (P)	6.443	08-25-36	AA	454	461,752

JP Morgan Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-S1
Class 1A4	6.000	12-25-35	AAA	4,455	4,457,087

JP Morgan Chase Commercial Mortgage
Security Corp.,
Mtg Pass Thru Ctf Ser 2005-LDP4
Class B	5.129	10-15-42	Aa2	2,035	1,988,681

JP Morgan Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-S3
Class 2A2	5.500	01-25-21	AAA	1,023	1,015,864

Merrill Lynch Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-CKI1
Class A6 (P)	5.244	11-12-37	AAA	855	853,619

Morgan Stanley Capital I,
Mtg Pass Thru Ctf Ser 2005-HQ7
Class A4 (P)	5.203	11-14-42	AAA	840	836,455
Mtg Pass Thru Ctf Ser 2005-IQ10
Class A4A	5.230	09-15-42	AAA	1,225	1,215,464
Mtg Pass Thru Ctf Ser 2006-IQ12
Class E	5.538	12-15-43	A+	640	638,407

Nomura Asset Acceptance Corp.,
Mtg Pass Thru Ctf Ser 2006-AF1
Class CB1	6.540	06-25-36	AA	1,001	1,021,413

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.358	05-25-35	AA	421	410,164

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf Ser 2005-QA12
Class NB5 (P)	5.994	12-25-35	AAA	3,812	3,865,906

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class C (S)	5.731	11-15-35	A2	200	201,838
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	225	228,528
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	200	204,483
Sub Bond Ser 2006-1A Class H (S)	7.389	11-15-36	Ba3	270	270,548
Sub Bond Ser 2006-1A Class J (S)	7.825	11-15-36	B1	220	220,441

See notes to financial statements

Income Securities Trust   15

F I N A N C I A L   S T A T E M E N T S

Interest		Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Sovereign Capital Trust I,
Gtd Cap Security	9.000%	04-01-27	BB	$1,000	$1,031,494

Washington Mutual Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-6
Class 1CB	6.500	08-25-35	AAA	639	646,091

Washington Mutual, Inc.,
Mtg Pass Thru Ctf Ser 2005-AR4
Class B1 (P)	4.673	04-25-35	AA	1,513	1,463,831

Wells Fargo Mortgage Backed
Securities Trust,
Mtg Pass Thru Ctf Ser 2004-7 Class 2A2	5.000	07-25-19	AAA	662	647,463
Tobacco 0.61%					1,039,496

Reynolds American, Inc.,
Sr Sec Note (S)	7.250	06-01-13	BB	1,000	1,039,496
Wireless Telecommunication Services	2.63%				4,507,508

America Movil SA de CV,
Sr Note (Mexico)	5.750	01-15-15	BBB	1,275	1,261,440

Citizens Communications Co.,
Sr Note	6.250	01-15-13	BB+	460	451,375

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	1,340	1,332,980

Mobile Telesystems Finance SA,
Gtd Sr Note (Luxembourg) (S)	9.750	01-30-08	BB–	400	414,000

Nextel Communications, Inc.,
Sr Note Ser D	7.375	08-01-15	BBB+	500	512,713

Nordic Telephone Co. Holdings,
Sr Bond (Denmark) (S)	8.875	05-01-16	B	500	535,000

			Credit
Issuer, description			rating (A)	Shares	Value
Preferred stocks 4.69%					$8,049,435

(Cost $8,233,146)
Agricultural Products 0.59%					1,009,375

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)			BB+	12,500	1,009,375
Broadcasting & Cable TV 0.59%					1,003,600

CBS Corp., 7.250%			BBB	40,000	1,003,600
Diversified Banks 0.81%					1,395,350

Bank One Capital Trust VI, 7.20%			A–	55,000	1,395,350
Integrated Telecommunication Services 0.58%					1,002,800

Telephone & Data Systems, Inc., 7.60%, Ser A			A–	40,000	1,002,800
Multi-Utilities 0.59%					1,014,400

Dominion CNG Capital Trust I, 7.80%			BB+	40,000	1,014,400

See notes to financial statements

16   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value
Real Estate Management & Development 1.40%					$2,403,750

Apartment Investment & Management Co., 8.00%, Ser T			B+	55,000	1,399,750

Public Storage, Inc., 6.50%, Depositary Shares, Ser W			BBB+	40,000	1,004,000
Reinsurance 0.13%					220,160

Aspen Insurance Holdings Ltd., 7.401% (Bermuda)			BBB–	8,600	220,160

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Tranche loans 0.12%					$200,750
(Cost $200,000)
Education Services 0.12%					200,750

Riverdeep Interactive Learning Ltd.,
Tranche B, 11-28-13			B	$200	200,750

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
U.S. government and agencies securities 53.67%					$92,136,274

(Cost $91,698,178)
Government U.S. 2.93%					5,031,665

United States Treasury,
Bond (L)	4.500%	02-15-36	AAA	$265	251,999
Note (L)	5.125	05-15-16	AAA	605	623,174
Note (L)	4.625	11-15-16	AAA	400	397,375
Note (L)	4.500	02-15-16	AAA	3,820	3,759,117
Government U.S. Agency 50.74%					87,104,609

Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf	11.250	01-01-16	AAA	19	19,423
30 Yr Pass Thru Ctf	6.000	08-01-34	AAA	2,196	2,212,527
30 Yr Pass Thru Ctf	5.500	04-01-33	AAA	1,738	1,721,755
30 Yr Adj Rate Pass Thru Ctf (P)	5.161	11-01-35	AAA	2,146	2,103,029
CMO REMIC 2978-CL	5.500	01-15-31	AAA	2,695	2,680,235
CMO REMIC 3153-NE	5.500	05-15-34	AAA	1,335	1,319,778
CMO REMIC 3154-PM	5.500	05-15-34	AAA	1,145	1,124,113
CMO REMIC 3184-PD	5.500	07-15-34	AAA	3,885	3,825,418

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.000	09-01-10	AAA	22	22,325
15 Yr Pass Thru Ctf	7.000	09-01-12	AAA	3	3,135
15 Yr Pass Thru Ctf	7.000	04-01-17	AAA	42	42,672
15 Yr Pass Thru Ctf	6.000	05-01-21	AAA	883	895,350
30 Yr Pass Thru Ctf	6.500	07-01-36	AAA	4,728	4,817,428
30 Yr Pass Thru Ctf	6.000	05-01-35	AAA	3,654	3,678,694
30 Yr Pass Thru Ctf	6.000	08-01-35	AAA	3,556	3,581,104
30 Yr Pass Thru Ctf	6.000	04-01-36	AAA	1,946	1,958,965
30 Yr Pass Thru Ctf	6.000	06-01-36	AAA	3,814	3,839,738
30 Yr Pass Thru Ctf	6.000	08-01-36	AAA	14,067	14,162,126
30 Yr Pass Thru Ctf	6.000	09-01-36	AAA	17,087	17,202,322
30 Yr Pass Thru Ctf	6.000	11-01-36	AAA	2,492	2,508,751

See notes to financial statements

Income Securities Trust   17

F I N A N C I A L    S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government U.S. Agency (continued)

Federal National Mortgage Assn., (continued)
30 Yr Pass Thru Ctf	5.500%	04-01-35	AAA	$2,095	$2,072,648
30 Yr Pass Thru Ctf	5.500	11-01-35	AAA	2,035	2,011,300
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	2,519	2,490,195
30 Yr Pass Thru Ctf	5.500	02-01-36	AAA	4,777	4,722,540
30 Yr Adj Rate Pass Thru Ctf (P)	5.314	11-01-35	AAA	3,735	3,704,270
CMO REMIC 2006-57-PD	5.500	01-25-35	AAA	1,505	1,477,558
CMO REMIC 2006-67-PD	5.500	12-25-34	AAA	1,230	1,209,483
Note	6.000	05-30-25	AAA	1,720	1,674,083

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	4	4,921
30 Yr Pass Thru Ctf	9.500	01-15-21	AAA	4	4,727
30 Yr Pass Thru Ctf	9.500	02-15-25	AAA	13	13,996

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value
Short-term investments 0.18%					$310,000

(Cost $309,959)
Government U.S. Agency 0.18%					310,000

Federal Home Loan Bank,
Disc Note 01-02-07			AAA	$310	310,000

Total investments (Cost $257,353,089) 150.40%					$258,190,067

Other assets and liabilities, net 1.47%					$2,523,894

Fund preferred shares and accrued dividends (51.87%)					($89,045,317)

Total net assets 100.00%					$171,668,644

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(L) All or a portion of this security is on loan as of December 31, 2006.

(P) Represents rate in effect on December 31, 2006.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $36,290,687 or 21.14% of the Fund’s net assets as of December 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

18   Income Securities Trust

F I N A N C I A L    S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $257,353,089)
including $6,502,546 of securities loaned	$258,190,067
Cash and cash equivalents	213,868
Cash segregated for futures contacts	185,250
Receivable for investments sold	29,231
Receivable for dividends reinvested	218,715
Dividends and interest receivable	2,543,933
Receivable for futures variation margin	35,625
Other assets	15,854
Total assets	261,432,543

Liabilities

Payable for investments purchased	200,000
Payable to affiliates
Management fees	344,118
Other	10,552
Other payable and accrued expenses	163,913
Total liabilities	718,583
Auction Preferred Shares (APS) Series A, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 1,780 shares issued, liquidation preference of
$25,000 per share	44,522,658
APS Series B, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 1,780 shares issued,
liquidation preference of $25,000 per share	44,522,658

Net assets

Common shares capital paid-in	178,860,851
Accumulated net realized loss on investments and financial futures contracts	(8,261,117)
Net unrealized depreciation of investments and financial futures contracts	1,082,132
Distributions in excess of net investment income	(13,222)
Net assets applicable to common shares	$171,668,644

Net asset per common share

Based on 11,282,039 common shares outstanding — the Fund has an
unlimited number of shares authorized with no par value	$15.22

See notes to financial statements

Income Securities Trust   19

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$15,251,937
Dividends	694,961
Securities lending	165,628
Total investment income	16,112,526

Expenses

Investment management fees (Note 2)	1,369,671
Accounting and legal services fees (Note 2)	40,280
Compliance fees	2,750
APS auction fees	244,425
Transfer agent fees	89,685
Custodian fees	82,938
Printing fees	62,238
Professional fees	36,362
Registration and filing fees	24,009
Trustees’ fees	10,036
Security lending fees	6,491
Interest	1,831
Miscellaneous	20,983
Total expenses	1,991,699
Net investment income	14,120,827
Realized and unrealized loss

Net realized gain (loss) on
Investments	(2,977,212)
Financial futures contracts	575,432
Change in net unrealized appreciation (depreciation) of
Investments	1,550,950
Financial futures contracts	497,434
Net realized and unrealized loss	(353,396)
Distributions to APS Series A	(2,116,829)
Distributions to APS Series B	(2,138,690)
Increase in net assets from operations	$9,511,912

See notes to financial statements

20   Income Securities Trust

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05	12-31-06
Increase (decrease) in net assets

From operations
Net investment income	$13,412,484	$14,120,827
Net realized loss	(1,421,022)	(2,401,780)
Change in net unrealized appreciation (depreciation)	(7,479,689)	2,048,384
Distributions to APS Series A and B	(2,859,124)	(4,255,519)
Increase in net assets resulting from operations	1,652,649	9,511,912
Distributions to common shareholders
From net investment income	(11,475,867)	(10,412,003)
From Fund share transactions	1,074,345	932,358

Net assets

Beginning of period	180,385,250	171,636,377
End of period[1]	$171,636,377	$171,668,644

1 Includes accumulated (distributions in excess of) net investment income of $119,788 and ($13,222), respectively.

See notes to financial statements

Income Securities Trust   21

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-02[1]	12-31-03	12-31-04	12-31-05	12-31-06
Per share operating performance

Net asset value, beginning of period	$16.06	$16.31	$16.53	$16.19	$15.30
Net investment income[2]	0.89	0.93	1.22	1.20	1.26
Net realized and unrealized
gain (loss) on investments	0.28	0.63	(0.25)	(0.81)	(0.03)
Distributions to APS Series A and B [3]	—	(0.02)	(0.12)	(0.25)	(0.38)
Total from investment operations	1.17	1.54	0.85	0.14	0.85
Less distributions to common shareholders
From net investment income	(0.92)	(0.96)	(1.19)	(1.03)	(0.93)
From net realized gain	—	(0.26)	—	—	—
	(0.92)	(1.22)	(1.19)	(1.03)	(0.93)
Capital charges
Offering costs and underwriting
discount related to APS	—	(0.10)	—	—	—
Net asset value, end of period	$16.31	$16.53	$16.19	$15.30	$15.22
Per share market value, end of period	$14.66	$15.39	$15.68	$13.68	$14.75
Total return at market value[4] (%)	6.42	13.49	9.95	(6.42)	15.15

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	$179	$183	$180	$172	$172
Ratio of expenses to average
net assets (%)	0.84	0.87[5]	1.14[5]	1.16[5]	1.17[5]
Ratio of net investment income
to average net assets (%)	5.56	5.58[6]	7.44[6]	7.62[6]	8.30[6]
Portfolio turnover (%)	371	273	135	148	94
Senior securities

Total APS Series A outstanding
(in millions)	—	$45	$45	$45	$45
Total APS Series B outstanding
(in millions)		$45	$45	$45	$45
Involuntary liquidation preference
APS Series A per unit (in thousands)	—	$25	$25	$25	$25
Involuntary liquidation preference
APS Series B per unit (in thousands)	—	$25	$25	$25	$25
Average market value per unit
(in thousands)	—	$25	$25	$25	$25
Asset coverage per unit [7]	—	$75,402	$75,049	$72,470	$73,375

See notes to financial statements

22   Income Securities Trust

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 APS Series A and B were issued on 11-4-03.

4 Assumes dividend reinvestment.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.81%, 0.76%, 0.77% and 0.77% for the years ended 12-31-03, 12-31-04, 12-31-05 and 12-31-06, respectively.

6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.19%, 4.99%, 5.06% and 5.45% for the years ended 12-31-03, 12-31-04, 12-31-05 and 12-31-06, respectively.

7 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Income Securities Trust   23

Notes to financial statements

Note 1
Accounting policies

John Hancock Income Securities Trust (the “Fund”) is a closed-end diversified investment management company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially.  At December 31, 2006, the Fund loaned securities having a market value of $6,502,546 collateralized by securities in the amount of $6,753,184. Securities lending expenses are paid by the Fund to the lending agent.

24   Income Securities Trust

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts.

On December 31, 2006, the Fund had deposited $185,250 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on December 31, 2006:
	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. 10-year Treasury Note	285	Short	Mar 07	$245,154

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,909,723 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry-forward expires as follows: December 31, 2012 — $2,123,466, December 31, 2013 — $2,443,482 and December 31, 2014 — $3,342,775. Net capital losses of $328,913 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on January 1, 2006, the first day of the Fund’s next taxable year.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Funds semiannual financial statements.

Income Securities Trust   25

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $14,334,991. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $14,667,522.

As of December 31, 2006, the components of distributable earnings on a tax basis included $43,637 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average weekly net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $40,280. The Fund also paid the Adviser the amount of $100 for certain publishing

26   Income Securities Trust

services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Fund share transactions

Common shares

This listing illustrates the reclassification of the Fund’s capital accounts, dividend reinvestments and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05			Year ended 12-31-06
	Shares	Amount	Shares	Amount
Beginning of period	11,141,310	$176,262,151	11,215,223	$177,367,356
Distributions reinvested	73,913	1,074,345	66,816	932,358
Reclassification of
capital accounts	—	30,860	—	561,137
End of period	11,215,223	$177,367,356	11,282,039	$178,860,851

Auction preferred shares

The Fund issued a total of 3,560 Auction Preferred Shares: 1,780 shares of Series A Auction Preferred Shares and 1,780 shares of Series B Auction Preferred Shares (collectively, the “Preferred Shares” or “APS”) on November 4, 2003, in a public offering. The total offering costs of $188,388 and the total underwriting discount of $890,000 has been charged to capital paid-in of common shares during the years ended December 31, 2003 and December 31, 2004.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. Dividend rates on APS Series A ranged from 3.95% to 5.30% and Series B from 4.00% to 5.30%  during the year ended December 31, 2006. Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the

Income Securities Trust   27

APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $209,772,252 and $179,966,481, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $34,346,618 and $60,829,522, respectively, during the year ended December 31, 2006.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes was $257,841,702. Gross unrealized appreciation and depreciation of investments aggregated $2,909,908 and $2,561,543, respectively, resulting in net unrealized appreciation of $348,365. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discount on debt securities.

Note 5
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $974,822, a decrease in accumulated net investment loss of $413,685 and an increase in capital paid-in of $561,137. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium and REIT adjustments. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

28   Income Securities Trust

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust Fund (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 2.78% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the NYSE. The Fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances, the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. “Net assets” is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund’s total assets will be represented by debt securities, which have at the time of purchase a rating within the four highest grades as determined by Moody’s Investors Service, Inc., or Standard & Poor’s Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33 1 / 3 % of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33 1 / 3 % of total assets.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws effective August 26, 2003, to provide for the issuance of preferred shares. Effective March 9, 2004, the Trustees approved additional changes to conform with the Fund’s maximum dividend rate on the preferred shares with the rate used by other John Hancock funds.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Financial futures contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

Dividends and distributions

During the year ended December 31, 2006, dividends from net investment income totaling $0.9263 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

March 31, 2006	$0.2450
June 30, 2006	0.2275
September 29, 2006	0.2325
December 29, 2006	0.2213

Dividend reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the “Plan Agent”) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www. melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect nine Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 9,671,478 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes for each Trustee tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	9,660,004	11,474
James F. Carlin	9,652,639	18,839
Richard P. Chapman, Jr.	9,650,601	20,877
William H. Cunningham	9,650,599	20,879
Richard Dion	9,655,228	16,250
Charles Ladner	9,661,778	9,700
Stephan Pruchansky	9,653,607	17,871

The preferred shareholders elected Dr. John A. Moore and Patti McGill Peterson to serve as the Fund’s Trustees until their successors are duly elected and qualified, with the votes tabulated as follows: 2,982 FOR, 0 AGAINST, 7 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditor for the fiscal year ending December 31, 2006, with votes tabulated as follows: 9,670,637 FOR, 49,203 AGAINST and 69,358 ABSTAINING.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Income
Securities Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Income Securities Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvisory agreement (the “Subadvisory Agreement”) with Sovereign Asset Management LLC (the “Subadviser”). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted the Fund’s performance was lower than the performance of the Category and Peer Group medians and its benchmark index, the Lehman Brothers Aggregate Bond Index, over the 1- and 10- year periods. The Board also noted that the Fund’s performance for the 3- and 5- year periods was lower than the median performance of its Category and Peer Group, but higher than its benchmark index. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and equal to the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was not appreciably higher than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board noted that the Advisory Agreements offered breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the

Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2006.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $1-$10,000

Jeffrey N. Given, CFA
Vice president, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership — $1-$10,000

Howard C. Greene, CFA
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 funds with assets of
approximately $3.6 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $103 million.
Other Accounts: 121 accounts with assets of
approximately $5.5 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 5 funds with assets of
approximately $1.9 million.
Other Pooled Investment Vehicles: None
Other Accounts: 20 accounts with assets of
approximately $4.7 million.

Howard C. Greene, CFA	Other Investment Companies: 3 funds with assets of
approximately $1.5 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 20 accounts with assets
of approximately $4.7 billion.

Neither the Adviser nor Subadviser receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee
Ronald R. Dion , Born: 1946	2005	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1975	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee
William H. Cunningham , Born: 1944 (continued)	2005	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	1996	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	JHS
Company Americas
	280 Park Avenue	For shareholder assistance
Custodian	New York, NY 10017	refer to page 33
The Bank of New York
One Wall Street	Legal counsel
New York, NY 10286	Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1 Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY
Balanced Fund
Classic Value Fund
Classic Value Fund II
Core Equity Fund
Focused Equity Fund
Growth Fund
Growth Opportunities Fund
Growth Trends Fund
Intrinsic Value Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Equity Fund
Small Cap Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund

ASSET ALLOCATION
Allocation Core Portfolio
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

INTERNATIONAL
Greater China Opportunities Fund
International Allocation Portfolio
International Classic Value Fund
International Core Fund
International Fund
International Growth Fund

INCOME
Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

TAX-FREE INCOME
California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

MONEY MARKET
Money Market Fund
U.S. Government Cash Reserve

CLOSED-END
Bank and Thrift Opportunity Fund
Financial Trends Fund, Inc.
Income Securities Trust
Investors Trust
Patriot Global Dividend Fund
Patriot Preferred Dividend Fund
Patriot Premium Dividend Fund I
Patriot Premium Dividend Fund II
Patriot Select Dividend Fund
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P600A 12/06
              2/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,535 for the fiscal year ended December 31, 2005 and $26,250 for the fiscal year ended December 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,400 for the fiscal year ended December 31, 2005 and $3,500 for the fiscal year ended December 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,100 for the fiscal year ended December 31, 2005 and $3,000 for the fiscal year ended December 31, 2006. There were no other fees during the fiscal year ended December 31, 2005 and December 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $29,500 for the fiscal year ended December 31, 2005, and $872,192 for the fiscal year ended December 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

By: /s/ John G. Vrysen
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John G. Vrysen
Chief Financial Officer

Date: February 27, 2007